UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 19, 2014

CBS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-09553	04-2949533
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

51 West 52nd Street, New York, New York	10019
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (212) 975-4321

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

On August 19, 2014, CBS Corporation (the “Company”) issued and sold $600,000,000 aggregate principal amount of its 2.300% Senior Notes due 2019 (the “2019 Notes”), $600,000,000 aggregate principal amount of its 3.700% Senior Notes due 2024 (the “2024 Notes”) and $550,000,000 aggregate principal amount of its 4.900% Senior Notes due 2044 (the “2044 Notes” and, together with the 2019 Notes and the 2024 Notes, the “Notes”) pursuant to the Company’s effective registration statement on Form S-3 dated November 3, 2011 (No. 333-177706) previously filed with the Securities and Exchange Commission (the “Registration Statement”).  The Notes are governed by the Amended and Restated Indenture, dated as of November 3, 2008, among the Company, CBS Operations Inc., as guarantor, and The Bank of New York Mellon, as trustee, as supplemented and amended by the First Supplemental Indenture, dated as of April 5, 2010, among the Company, CBS Operations Inc., as guarantor, and Deutsche Bank Trust Company Americas, as trustee.  The form of note for the 2019 Notes is filed as Exhibit 4.1, the form of note for the 2024 Notes is filed as Exhibit 4.2, the form of Note for the 2044 Notes is filed as Exhibit 4.3 and the form of guarantee for each of the Notes is filed as Exhibit 4.4 to this Current Report on Form 8-K.  A copy of the opinion of Angeline C. Straka, Senior Vice President, Deputy General Counsel and Secretary of the Company, relating to the legality of the Notes is filed as Exhibit 5.1 to this Current Report on Form 8-K.

The Company incorporates by reference the exhibits filed herewith into this Item 8.01 and into the Company’s Registration Statement.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits.          The following Exhibits are filed as part of this Report on Form 8-K:

Exhibit Number	Description of Exhibit
4.1	Form of Note for the 2019 Notes.

4.2	Form of Note for the 2024 Notes.

4.3	Form of Note for the 2044 Notes.

4.4	Form of Guarantee for each of the Notes.

5.1	Opinion of Angeline C. Straka, Esq., Senior Vice President, Deputy General Counsel and Secretary of the Company.

23.1	Consent of Angeline C. Straka, Esq., Senior Vice President, Deputy General Counsel and Secretary of the Company (included in Exhibit 5.1).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBS CORPORATION (Registrant)

By:	/s/ JOSEPH R. IANNIELLO
Name: Joseph R. Ianniello
Title: Chief Operating Officer

Date: August 19, 2014

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Exhibits

Exhibit Number	Description of Exhibit
4.1	Form of Note for the 2019 Notes.

4.2	Form of Note for the 2024 Notes.

4.3	Form of Note for the 2044 Notes.

4.4	Form of Guarantee for each of the Notes.

5.1	Opinion of Angeline C. Straka, Esq., Senior Vice President, Deputy General Counsel and Secretary of the Company.

23.1	Consent of Angeline C. Straka, Esq., Senior Vice President, Deputy General Counsel and Secretary of the Company (included in Exhibit 5.1).